                                                                   EXHIBIT 10.23

                             AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

                         INSPIRE PHARMACEUTICALS, INC.

                               December 17, 1999

                               TABLE OF CONTENTS

                                                                                                          Page
1.   Participation Rights...............................................................................     2
     1.1      Definitions...............................................................................     2
     1.2      Participation Right.......................................................................     2
     1.3      Exercise of Right.........................................................................     3
     1.4      Overallotment.............................................................................     3
     1.5      Closing...................................................................................     3
     1.6      Failure to Exercise Right.................................................................     4

2.   Registration Rights................................................................................     4
     2.1      Definitions...............................................................................     4
     2.2      Demand Registration.......................................................................     5
     2.3      "Piggy-Back" Registration.................................................................     7
     2.4      Form S-3 Registration.....................................................................     9
     2.5      Obligations of the Company................................................................    10
     2.6      Furnish Information.......................................................................    11
     2.7      Expenses of Demand and S-3 Registrations..................................................    11
     2.8      Expenses of "Piggy-Back" Registration.....................................................    12
     2.9      Delay of Registration.....................................................................    12
     2.10     Indemnification...........................................................................    12
     2.11     Reports Under Securities Exchange Act of 1934.............................................    14
     2.12     "Market Stand-Off" Agreement..............................................................    15
     2.13     Termination of Registration Rights........................................................    16

3.   Transfers of Certain Rights........................................................................    16
     3.1      Transfer Restriction......................................................................    16
     3.2      Re-transfers..............................................................................    16
     3.3      Legend....................................................................................    16

4.   General............................................................................................    16
     4.1      Notices...................................................................................    16
     4.2      Termination of this Agreement.............................................................    17
     4.3      Entire Agreement..........................................................................    17
     4.4      Amendments and Waivers....................................................................    17
     4.5      Counterparts..............................................................................    18
     4.6      Captions..................................................................................    18
     4.7      Severability..............................................................................    18
     4.8      Governing Law.............................................................................    18

                             AMENDED AND RESTATED
                             --------------------
                          INVESTORS' RIGHTS AGREEMENT
                          ---------------------------


     THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT made as of December 17, 1999, is entered into by and among Inspire Pharmaceuticals, Inc. (the "Company"), a Delaware corporation, and those investors identified on Schedule 1
                                                                      ----------
attached hereto (and any subsequent amendment thereto) (individually, an "Investor" and collectively, the "Investors").

                            PRELIMINARY STATEMENTS
                            ----------------------

     A. The Company and the Investors who acquired Series A Preferred Stock, $0.001 par value, of the Company (the "Series A Stock"), and/or warrants therefor (the "Series A Warrants"), and are identified as "Series A Investors" on Schedule 1 attached hereto (the "Series A Investors"), and the Investors who
   ----------
acquired Series B Preferred Stock, $0.001 par value, of the Company (the "Series B Stock"), and/or warrants therefor (the "Series B Warrants"), and are identified as "Series B Investors" on Schedule 1 attached hereto (the "Series B
                                      ----------
Investors"), and the Investors who acquired Series E Preferred Stock, $0.001 par value, of the Company (the "Series E Stock") and are identified as "Series E Investors" on Schedule 1 attached hereto (the "Series E Investors") are parties
              ----------
to that certain Amended and Restated Investors' Rights Agreement dated as of October 29, 1999 (the "Existing Investors' Rights Agreement").

     B.   The Company and the Investor identified as the "Series G Investor" on
Schedule 1 attached hereto (the "Series G Investor") are parties to that certain
----------
Series G Stock and Warrant Purchase Agreement dated December __, 1999 (the "Series G Agreement") pursuant to which such Investor has purchased shares of Series G Preferred Stock, $0.001 par value, of the Company (the "Series G Stock") and warrants (the "Common Stock Warrants") exercisable for the acquisition of shares of Common Stock.

     C. In order to induce the Series G Investor to enter into and consummate the transactions contemplated under the Series G Agreement, the Company and the Series A Investors, Series B Investors and Series E Investors have agreed to amend certain rights granted to such Investors pursuant to the Existing Investors' Rights Agreement, and have agreed to amend and restate the Existing Investors Rights Agreement to include the granting of certain rights to the Series G Investor.

     NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and other good and valuable consideration, the parties hereto hereby agree as follows:

1.   Participation Rights.
     --------------------

     1.1  Definitions.
          -----------

          (a)  "New Securities" shall mean (i) any capital stock of the Company
                --------------
whether or not currently authorized, (ii) all rights, options, or warrants to purchase capital stock, and (iii) all securities of any type whatsoever that are, or may become, convertible into capital stock; provided, however, that the
                                                    --------  -------
term "New Securities" shall not include (a) the Series A Stock or shares of preferred stock, par value $0.001 per share, of the Company ("Preferred Stock") or Common Stock, par value $0.001 per share of the Company ("Common Stock") directly or indirectly issuable upon the conversion of the Series A Stock; (b) the Series B Stock or shares of Common Stock or shares of Preferred Stock or Common Stock directly or indirectly issuable upon conversion of the Series B Stock; (c) the Series E Stock or shares of Common Stock directly or indirectly issuable upon conversion of the Series E Stock; (d) shares of Common Stock designated by vote of the Board of Directors of the Company, or options to purchase such shares, that are issued or granted to employees or consultants of the Company; (e) securities offered to the public pursuant to a registration statement filed with the Securities and Exchange Commission; (f) securities issued as a result of any stock split, stock dividend, or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock;
(g) securities reissued to employees or consultants of the Company following the Company's acquisition of such securities pursuant to restricted stock arrangements with individuals who have terminated their relationship with the Company or shares subject to options which are not exercised; and (h) securities issued in connection with strategic alliances, joint ventures or partnerships, or in connection with the licensing or acquisition by the Corporation of technology or intellectual property, each as approved by the Board of Directors of the Company.

          (b)  "Participation Rights Holder" shall include, for the purposes of
                ---------------------------
this Section 1, the Series A Investors, Series B Investors and Series E Investors, as well as the general partners, officers, or other affiliates of such Series A Investor, Series B Investor and Series E Investor, and a Participation Rights Holder may apportion its pro rata share among itself and such general partners, officers, and other affiliates in such proportions as it deems appropriate.

     1.2  Participation Right. Each Participation Rights Holder shall be
          -------------------
entitled to a right to purchase, on a pro rata basis, all or any part of New Securities which the Company may, from time to time, propose to sell and issue, subject to the terms and conditions set forth below. Such Participation Rights Holder's pro rata share shall equal a fraction of the New Securities being issued, the numerator of which is the number of shares of Common Stock issued or issuable upon conversion of the Series A Stock, Series B Stock, Series E Stock or other Preferred Stock issued on conversion of Series A Stock, Series B Stock or Series E Stock then held by a holder of Series A Stock, Series B Stock, Series E Stock or other Preferred Stock issued on conversion of Series A Stock, Series B Stock or Series E Stock, and the denominator of which is the total number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon conversion of then outstanding Series A Stock, Series B Stock, Series E Stock, Preferred Stock, or other convertible securities or on exercise of then outstanding options, rights or warrants.

     1.3  Exercise of Right. In the event the Company intends to issue New
          -----------------
Securities, it shall give each Participation Rights Holder written notice of such intention, describing the type of New Securities to be issued, the price thereof, and the general terms upon which the Company proposes to effect such issuance (the "Sale Notice"). Each Participation Rights Holder shall have twenty
(20) days from the date of any Sale Notice to agree to purchase all or part of its pro rata share of such New Securities for the price and upon the general terms and conditions specified in the Sale Notice by giving written notice to the Company stating the quantity of New Securities to be so purchased ("Exercise Notice"), provided, however, that in the event that the transaction described in
          --------  -------
a Sale Notice involves in whole or in part the payment of non-cash consideration, or the payment of consideration over time, the Participation Rights Holders shall have the right to elect, upon exercise of their rights set forth in this Section 1, to pay to the Company in full consideration for the New Securities the market price of such securities which shall be the present cash value of the consideration described in the Sale Notice as determined by the Board of Directors of the Company in good faith.

     1.4  Overallotment. In the event any Participation Rights Holder fails to
          -------------
exercise its right to purchase its pro rata share of New Securities, each Participation Rights Holder who delivered an Exercise Notice for such Participation Rights Holder's total pro rata share of New Securities (an "Overallotment Participation Rights Holder") shall have a right to purchase such Overallotment Participation Rights Holder's pro rata share of the New Securities with respect to which Participation Rights Holders have failed to exercise their rights hereunder ("Remaining New Securities"). In such case, within twenty five
(25) days after the delivery of the Sale Notice, the Company shall provide written notice ("Overallotment Notice") to each Overallotment Participation Rights Holder, which shall state the total amount of Remaining New Securities, and the pro rata portion of such Remaining New Securities which each Overallotment Participation Rights Holder is entitled to purchase. Each Overallotment Participation Rights Holder wishing to purchase such Remaining Securities shall amend such Overallotment Participation Rights Holder's Exercise Notice in writing within five (5) days from the date of delivery of the Overallotment Notice. For the purpose of this Section 1.4, an Overallotment Participation Rights Holder's pro rata share of the Remaining New Securities shall be calculated as provided in Section 1.2, except that the denominator of the fraction shall be the total number of shares of Common Stock issued or issuable upon conversion of Series A Stock, Series B Stock or Series E Stock held by all of the Overallotment Participation Rights Holders but shall exclude shares of Common Stock issuable on conversion of other Preferred Stock or other convertible securities or on exercise of options, rights or warrants.

     1.5  Closing. The closing of the purchase of New Securities by the
          -------
Participation Rights Holders exercising their rights hereunder ("Participating Participation Rights Holders") shall take place at such location, date and time as the parties shall agree but not later than the later of (i) forty (40) days following the delivery of the Sale Notice, or (ii) ten (10) days following the delivery of the Overallotment Notice. At the closing, the Company shall deliver to the Participating Participation Rights Holders (i) certificates representing all of the New Securities to be purchased, and (ii) such other agreements executed by the Company which grant any rights or privileges to the Participating Participation Rights Holders as are being granted to the other purchasers in such issuance, and in any event, at the request of the Participating Participation Rights Holders, a duly executed certificate reasonably satisfactory to the Participating Participation Rights Holders containing a representation and warranty that, upon issuance or transfer of such securities to the Participating Participation Rights Holders that the Participating Participation Rights Holders will be the legal and beneficial owners of such securities with good title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever, and that the Company has the absolute right to issue or transfer such securities to the Participating Participation Rights Holders without the consent or approval of any other person. At the closing, the Participating Participation Rights Holders shall deliver to the Company (i) payment for the New Securities, and (ii) such other agreements executed by the other purchasers in such issuance which include representations by such purchasers to the Company or restrict such purchaser's rights with respect to the New Securities, and in any event, at the request of the Company, a duly executed certificate reasonably satisfactory to the Company containing such representations and warranties of the Participating Participation Rights Holders with respect to federal and state securities laws. The certificates representing the equity securities may contain a legend stating that they are issued subject to the registration requirements of the Act, as amended, and applicable state securities laws.

     1.6  Failure to Exercise Right. In the event the Participation Rights
          -------------------------
Holders fail to exercise the foregoing participation right with respect to any New Securities within the periods specified by Sections 1.3 and 1.4 above, the Company may within one hundred and twenty (120) days after the delivery of the Sale Notice sell any or all of such New Securities not agreed to be purchased by the Participation Rights Holders, at a price and upon general terms no more favorable to the Participation Rights Holders thereof than specified in the Sale Notice. In the event the Company has not sold such New Securities within such 120-day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Participation Rights Holders in the manner provided in Section 1.3

     2.   Registration Rights. The Company covenants and agrees as follows:
          -------------------

          2.1  Definitions.  As used in this Section 2, the following terms
               -----------
shall have the following meanings:

               (a)  "Act" means the Securities Act of 1933, as amended.
                     ---

               (b) "Form S-1" means such form under the Act as in effect on the date hereof, or any registration form under the Act subsequently adopted by the SEC which permits the registration of securities under the Act for which no other form is authorized or prescribed.

               (c)  "Form S-3" means such form under the Act as in effect on
                     --------
the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC, including but not limited to Form A and Form B, as proposed to be adopted by the SEC and as described in Securities Act Release No. 33-7606.

               (d)  "Holder" means (i) an Investor and any persons or entities
                     ------
to whom the rights granted under this Section 2 are transferred by the Investor and (ii) their successors or assigns as permitted under Section 3 below.

               (e)  "Investor"  shall include those investors  listed on the
                     --------
Schedule of Investors, annexed hereto as Schedule 1.
---------------------

               (f)  "1934 Act" shall mean the Securities Exchange Act of 1934,
                     --------
as amended.

               (g)  The terms "register," "registered," and "registration"
                               --------    ----------        ------------
refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (h)  "Registrable Securities" means (i) the Common Stock issuable
                     ----------------------
or issued upon conversion of the Series A Stock, Series B Stock, Series E Stock, Series G Stock or other Preferred Stock issued upon conversion of the Series A Stock, Series B Stock, Series E Stock or Series G Stock, including the Common Stock issuable or issued upon conversion of the Series A Stock and Series B Stock issued upon exercise of the Series A Warrants and the Series B Warrants,
(ii) any Common Stock issued upon exercise of the Common Stock Warrants which shall be deemed to be included as Registrable Securities issued upon conversion of the Series G Stock for purposes of calculating the holders of Registrable Securities issued from the Series G Stock, (iii) any Common Stock issued pursuant to the Series G Agreement and (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in (i), (ii) or (iii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the rights under this Section 2 are not properly assigned.

               (i)  "Outstanding Registrable Securities" shall mean the number
                     ----------------------------------
of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

               (j)  "SEC" shall mean the Securities and Exchange Commission.
                     ---

          2.2  Demand Registration.
               -------------------

               (a) If the Company shall receive (i) at any time after March 10, 2000, a written notice from the Holders of at least fifty percent (50%) of the Outstanding Registrable Securities issued or issuable upon the conversion of the Series A Stock or other Preferred Stock issued upon conversion of the Series A Stock, or issued as a dividend or distribution with respect thereto, or (ii) at any time after April 8, 2002, a written notice from the holders of at least fifty percent (50%) of the Outstanding Registrable Securities issued or issuable upon the conversion of the Series A Stock or Series B Stock or other Preferred Stock issued upon conversion of the Series A Stock or Series B Stock, or issued as a dividend or distribution with respect thereto, or (iii) at any time after December 31, 2002, a written notice from the Holders of at least fifty percent (50%) of the Outstanding Registrable Securities issued upon conversion of any two of the following series of Preferred Stock: the Series A Stock, Series B Stock, Series E Stock, Series G Stock or other Preferred Stock issued or issuable upon conversion of the Series A Stock, Series B Stock, Series E Stock or Series G Stock, or issued as a dividend or distribution with respect thereto, requesting that the Company effect a registration statement under the Act covering the registration of all or part of the Registrable Securities having an aggregate offering price to the public of not less than $5,000,000, then the Company shall:

                    (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

                    (ii) effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of Section 2.2(b), by notice to the Company within thirty (30) days of the mailing of such notice by the Company in accordance with
Section 2.2(a)(i).

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request pursuant to Section 2.2(a) and the Company shall include such information in the written notice referred to in Section 2.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participating in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this

Section 2.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated first amongst all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however,
                                                            --------  -------
that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting registration pursuant to this Section 2.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for a registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders.

               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.2 after the Company has effected two (2) registrations on Form S-1 or its then equivalent pursuant to this Section 2.2 and such registration statement has been declared or ordered effective and the sales of Registrable Securities under such registration statement have closed.

               (e) The company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.2 during the one hundred eighty (180) day period commencing with the date of the Company's initial public offering.

               (f) No incidental right under this Section 2.2 shall be construed to limit any registration required under Section 2.3 or Section 2.4 herein.

          2.3  "Piggy-Back" Registration.
                ------------------------

               (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration on Form S-4 (or any successor form) relating solely to a transaction pursuant to the SEC's Rule 145), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the

Company in accordance with Section 4.2, the Company shall, subject to the provisions of Section 2.3(b), cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

               (b) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 2.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold (other than by the Company) that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering; provided, however, there shall first be excluded
                             --------  -------
from such registration statement all shares of Common Stock sought to be included therein by (i) any director, consultant, officer, or employee of the Company or any subsidiary, and (ii) stockholders exercising any contractual or incidental registration rights subordinate and junior to the rights of the Holders of Registrable Securities. If after such shares are excluded, the underwriters shall determine in their sole discretion that the number of securities which remain to be included in the offering exceeds the amount of securities to be sold that the underwriters determine is compatible with the success of the offering, then the Registrable Securities to be included, if any, shall be apportioned pro rata among the Holders providing notice of their desire to participate in the offering according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such Holders; provided, however,
                                                            --------  -------
there shall first be excluded from such registration statement all shares of Common Stock sought to be included therein which are issued or issuable upon conversion of the Series D Stock; provided, further there shall next be excluded
                                  --------  -------
from such registration all shares of Common Stock sought to be included therein which are issued or issuable upon conversion of the Series C Stock; and provided, further, only after all shares of Common Stock issued or issuable upon
--------  -------
conversion of the Series C Stock and Series D Stock have been excluded from such registration shall any shares of Common Stock sought to be included therein which are issued or issuable upon conversion of the Series A Stock, Series B Stock, Series E Stock or Series G Stock be excluded. For purposes of the preceding sentence concerning apportionment, for any selling Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, former members, stockholders, parent or subsidiary of such Holder, or the estates and family members of any such partners, retired partners, members, former members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro-rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder," as defined in this sentence.

               (c) No incidental right under this Section 2.3 shall be construed to limit any registration required under Section 2.2 or Section 2.4 herein.

          2.4  Form S-3 Registration. In case the Company shall receive from any
               ---------------------
Holder or Holders of (i) at least fifty percent (50%) of the Common Stock issued or issuable upon conversion of the Series A Stock; (ii) at least fifty percent (50%) of the Common Stock issued or issuable upon conversion of the Series B Stock; (iii) at least fifty percent (50%) of the Common Stock issued or issuable upon conversion of the Series E Stock; or (iv) at least fifty percent (50%) of the Common Stock issued or issuable upon conversion of the Series G Stock, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company agrees:

               (a) to promptly give written notice of the proposed registration and any related qualification or compliance, to all other Holders;

               (b) as soon as practicable after receiving such a request, to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall
                                      --------  -------
not be obligated to effect any such registration, qualification, or compliance pursuant to this Section 2.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000; (iii) if the Company shall furnish to the Holders making a request a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, however, that the Company shall not utilize this right with respect to
--------  -------
any one request more than once in any six (6) month period and provided further
                                                               -------- -------
that no Holder or Holders shall be entitled to make a request for registration pursuant to this Section 2.4 during any such period of deferment; or (iv) until the next calendar year if the Company has effected two (2) registrations on Form S-3 (or its then equivalent) pursuant to this Section 2.4 in a calendar year and such registrations have been declared or ordered effective and the sales of Registrable Securities under such registration statement have closed.

               (c) Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.

          2.5  Obligations of the Company. Whenever required under this Section
               --------------------------
2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible (but subject to providing counsel to the Holders with a reasonable opportunity to review and comment on all documents):

               (a)  Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty
(120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such
                                           --------  -------
120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company, and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by
Section 10(a)(3) of the Act, or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the 1934 Act in the registration statement.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement in accordance with each Holder's intended method of disposition.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Holders.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders and any managing underwriter; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Promptly notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act as a result of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such Securities are being sold through underwriters, copies of (i) the opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration given to the underwriters in such underwritten public offering, which opinion shall be in such form as is reasonably satisfactory to counsel to the underwriters, and (ii) the letter dated as of such date, from the independent certified public accountants of the Company, to the underwriters in such underwritten public offering, addressed to the underwriters, which letter shall be in such form as is reasonably satisfactory to counsel to the underwriters.

          2.6  Furnish Information. It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          2.7 Expenses of Demand and S-3 Registrations. The Company shall pay all expenses other than underwriting discounts and commissions incurred in connection with registrations, filings, or qualifications pursuant to Sections
2.2 and 2.4, including without
limitation (i) all registration, filing, and qualification fees (including, but not limited to, filing fees with the SEC, fees due to the National Association of Securities Dealers and fees due for listing on any stock exchange or for qualifying for quotation on the Nasdaq system; (ii) printers and accounting fees; (iii) fees and disbursements of counsel selected by the Company; and (iv) the reasonable fees and disbursements of one counsel for the selling Holders; provided, however, that the Company shall not be required to pay for any
--------  -------
expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Holders participating in the registration shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their rights to one registration during the applicable period under, as the case may be, Section 2.2 (demand registration) or Section 2.4 (S-3 registration); provided further, however, that if at the time of such withdrawal, the Holders
-------- -------  -------
have either (i) learned of a material adverse change in the conditions, business, or prospects of the Company from that known to the Holders at the time of their request or (ii) been informed by the underwriters of such registration that more than 20% of the Registrable Securities requested for registration shall not be includable therein due to market factors, and in either such case the Holders have withdrawn the request with reasonable promptness following such disclosure, then the Holders shall not be required to pay such expenses and shall retain their rights pursuant to Sections 2.2 and 2.4.

     2.8  Expenses of "Piggy-Back" Registration. The Company shall pay all
          -------------------------------------
expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to the registrations pursuant to Section
2.3 for each Holder, including without limitation all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to the Registrable Securities.

     2.9  Delay of Registration. No Holder shall have any right to obtain or
          ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

     2.10 Indemnification.  In the event any Registrable Securities are included
          ---------------
in a registration statement under this Section 2:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder, and each person (if any) who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law, or any rule or regulation promulgated under the Act, the 1934 Act, or any state securities law; and the Company will pay to each such Holder, underwriter, or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, or controlling person.

          (b) To the extent permitted by law, each selling Holder severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person (if any) who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement, and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 2.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained
                      --------  -------
in this Section 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and further provided that in no event shall any indemnity under this
Section 2.10(b) exceed the gross proceeds from the offering received by such Holder.

          (c)  Promptly after receipt by an indemnified party under this
Section 2.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all
         --------  -------
other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel and participate in the defense, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.10.

          (d) If the indemnification provided for in this Section 2.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control. Notwithstanding the foregoing, the failure of the underwriting agreement to address an issue covered by this agreement shall not be deemed to be a conflict.

          (f)  The obligations of the Company and Holders under this Section
2.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

     2.11 Reports Under Securities Exchange Act of 1934. With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or suppressant to a registration on Form S-3, the Company agrees to use its best efforts:

          (a) to make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

          (b) to take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

          (c) to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (d) to furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          2.12 "Market Stand-Off" Agreement. Each Investor hereby agrees that,
               ----------------------------
during the period of duration (not to exceed one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, such Investor shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers, directors and holders of 10% of the
--------  -------
outstanding shares of the Company enter into similar agreements.

               In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of an Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

               Notwithstanding the foregoing, the obligations described in this
Section 2.12 shall not apply to a registration relating solely to employee benefit plans on Form S-

1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

     2.13 Termination of Registration Rights. No Holder shall be entitled to
          ----------------------------------
exercise any right provided for in this Section 2 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

3.   Transfers of Certain Rights.
     ---------------------------

     3.1  Transfer Restriction. The rights granted to the Investors may be
          --------------------
transferred or succeeded to only by (i) any other Investor or any general or limited partner, officer, parent or subsidiary corporation or other affiliate of any Investor, or (ii) any other person or entity that acquires at least five percent (5%) of the Registrable Shares, or (iii) who acquires at least 25% of the Series G Stock or 25% of the Registrable Shares issued or issuable upon the conversion of the Series G Stock; provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

     3.2  Re-transfers. A transferee to whom rights are transferred pursuant to
          ------------
this Section 3 may not again transfer such rights to any other person or entity, other than as provided in Section 3.1 above.

     3.3  Legend. Each certificate representing the shares of Series A Stock,
          ------
Series B Stock, Series E Stock and Series G Stock shall bear a legend indicating that any holder of the Series A Stock, Series B Stock, Series E Stock and Series G Stock shall be subject to this Agreement.

4.   General.
     -------

     4.1  Notices. All notices, requests, consents and other communications
          -------
under this Agreement shall be in writing and shall be delivered by hand, by telecopier, by overnight mail or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

                 If to the Company:

                    Inspire Pharmaceuticals, Inc.
                    4222 Emperor Boulevard
                    Suite 470
                    Durham, N.C. 27703
                    Attention: President

(or at such other address as may have been furnished in writing to the Investors by the Company)

                 with a copy to:

                    Diane M. Frenier, Esq.
                    Smith, Stratton, Wise, Heher & Brennan
                    600 College Road East
                    Princeton, NJ 08540-6636

If to an Investor or a Holder, as applicable, at its address set forth on
Schedule 1 to this Agreement (or at such other address as may have been furnished in writing to the Company by such Investor).

Notices provided in accordance with this Section 4.1 shall be deemed delivered upon personal delivery, receipt by telecopy or overnight mail, or 48 hours after deposit in the mail in accordance with the above.

     4.2  Termination of this Agreement. Section 1 of this Agreement shall
          -----------------------------
terminate and shall be of no further force and effect upon the conversion of all outstanding shares of Series A Stock, Series B Stock and Series E Stock (or any shares of other preferred stock issued upon the conversion of Series A Stock, Series B Stock or Series E Stock) into Common Stock pursuant to the Company's Restated Certificate of Incorporation. This Agreement shall terminate in its entirety upon the termination of registration rights pursuant to Section 2, except that Sections 2.10 and 4.8 shall survive such termination.

     4.3  Entire Agreement. This Agreement embodies the entire agreement and
          ----------------
understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter, including without limitation, the Existing Investors' Rights Agreement.

     4.4  Amendments and Waivers. Except as otherwise expressly set forth in
          ----------------------
this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) as follows:

          (a) With respect to Section 1, with the written consent of the Company and fifty percent (50%) of the Participation Rights Holders, calculated based on the number of shares of Preferred Stock included in each Participation Rights Holder's participation rights pursuant to Section 1.

          (b) With respect to Section 2, with the written consent of the Company and the Holders of not less than fifty percent (50%) of the Registrable Shares.

          (c) With respect to Sections 3 and 4, with the written consent of the Company and not less than fifty percent (50%) of the Holders, calculated based on the number of shares of Registrable Securities held by each such Holders, except that any amendment of any provision of this Section 4.4 shall require the consent of at least fifty percent (50%) of the Participation Rights Holders, Holders of Registrable Shares, as the case may be, required in such provision.

     No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     4.5  Counterparts.  this Agreement may be executed in several counterparts,
          ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.6  Captions. The captions of the sections, subsections and paragraphs of
          --------
this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

     4.7  Severability. Each provision of this Agreement shall be interpreted in
          ------------
such manner as to validate and give effect thereto to the fullest lawful extent, but if any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent so determined and such invalidity or unenforceability shall not affect the remainder of such provision or the remaining provisions of this Agreement.

     4.8  Governing Law. This Agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of Delaware.

                                     * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                     COMPANY
                                     -------

                                     INSPIRE PHARMACEUTICALS, INC.


                                     By:  /s/ Christy L. Shaffer
                                          --------------------------------------
                                          Christy L. Shaffer, Ph.D.
                                          President and Chief Executive Officer


                                     INVESTORS
                                     ---------

                                     DOMAIN PARTNERS III, L.P.
                                     BY: ONE PALMER SQUARE ASSOCIATES


                                     BY:    /s/ Kathleen K. Shoemaker
                                            ------------------------------------

                                     NAME:  Kathleen K. Shoemaker
                                            ------------------------------------

                                     TITLE: General Partner
                                            ------------------------------------


                                     DP III ASSOCIATES, L.P.
                                     BY: ONE PALMER SQUARE ASSOCIATES


                                     BY:    /s/ Kathleen K. Shoemaker
                                            ------------------------------------

                                     NAME:  Kathleen K. Shoemaker
                                            ------------------------------------

                                     TITLE: General Partner
                                            ------------------------------------

                                     BIOTECHNOLOGY INVESTMENTS LIMITED
                                     BY: OLD COURT LIMITED


                                     BY:    /s/ Kathleen K. Shoemaker
                                            ------------------------------------

                                     NAME:  Kathleen K. Shoemaker
                                            ------------------------------------

                                     TITLE: Attorney-In-Fact
                                            ------------------------------------


                                     ALTA V LIMITED PARTNERSHIP
                                     BY: ALTA V MANAGEMENT PARTNERS, L.P.


                                     BY:    /s/ Eileen McCarthy
                                            ------------------------------------

                                     NAME:  Eileen McCarthy
                                            ------------------------------------

                                     TITLE: General Partner
                                            ------------------------------------


                                     CUSTOMS HOUSE PARTNERS


                                     BY:    /s/ Eileen McCarthy
                                            ------------------------------------

                                     NAME:  Eileen McCarthy
                                            ------------------------------------

                                     TITLE: General Partner
                                            ------------------------------------


                                     MEDICAL SCIENCE PARTNERS II, L.P.


                                     BY:    /s/ Joseph F. Lovett
                                            ------------------------------------

                                     NAME:  Joseph F. Lovett
                                            ------------------------------------

                                     TITLE: General Partner
                                            ------------------------------------

                           INTERSOUTH PARTNERS III, L.P.


                           BY:    /s/ Dennis J. Dougherty
                                  ---------------------------------------------

                           NAME:  Dennis J. Dougherty
                                  ---------------------------------------------

                           TITLE: General Partner Intersouth Associates II, L.P.
                                  ----------------------------------------------



                           MSP II CO-INVESTMENT L.P.

                           BY:    /s/ Joseph F. Lovett
                                  ---------------------------------------------

                           NAME:  Joseph F. Lovett
                                  ---------------------------------------------

                           TITLE: General Partner
                                  ----------------------------------------------



                           VIKING MEDICAL VENTURES LIMITED


                           BY:    /s/ Graeme A. Witts
                                  ----------------------------------------------

                           NAME:  Graeme A. Witts
                                  ----------------------------------------------

                           TITLE: Director
                                  ----------------------------------------------


                           ACTA FINANCE


                           BY:    /s/ George Muller
                                  ----------------------------------------------

                           NAME:  George Muller
                                  ----------------------------------------------

                           TITLE: Director
                                  ----------------------------------------------

                                COMDISCO, INC.


                                BY:    /s/ James Labe
                                       -----------------------------------------

                                NAME:  James Labe
                                       -----------------------------------------

                                TITLE: President, ComdiscoVentures
                                       -----------------------------------------


                                ALIMENTARIA INTERNATIONAL, INC.


                                BY:    /s/ George Muller
                                       -----------------------------------------

                                NAME:  George Muller
                                       -----------------------------------------

                                TITLE: Power-of-Attorney
                                       -----------------------------------------


                                LANDMARK EQUITY PARTNERS V, L.P.


                                BY:_____________________________________________


                                NAME:___________________________________________


                                TITLE:__________________________________________



                                LANDMARK SECONDARY PARTNERS, L.P.


                                BY:_____________________________________________


                                NAME:___________________________________________


                                TITLE:__________________________________________

                                UEMCO XI LIMITED PARTNERSHIP


                                BY:    /s/ Joseph F. Lovett
                                       -----------------------------------------

                                NAME:  Joseph F. Lovett
                                       -----------------------------------------

                                TITLE: General Partner
                                       -----------------------------------------


                                EAGLE CONSTELLATION FUND LTD.


                                BY:    /s/ Joseph F. Lovett
                                       -----------------------------------------

                                NAME:  Joseph F. Lovett
                                       -----------------------------------------

                                TITLE: General Partner
                                       -----------------------------------------


                                BEACON HILL FINANCIAL


                                BY:    /s/ Robert F. Johnston
                                       -----------------------------------------

                                NAME:  Robert F. Johnston
                                       -----------------------------------------

                                TITLE: President
                                       -----------------------------------------


                                MEDICAL SCIENCE II CO-INVESTMENT L.P.


                                BY: ____________________________________________

                                NAME:___________________________________________

                                TITLE:__________________________________________

                                NORAM TRUST


                                BY:    /s/ James P. Conroy
                                       -----------------------------------------

                                NAME:  James P. Conroy
                                       -----------------------------------------

                                TITLE: Trustee
                                       -----------------------------------------


                                AL-MIDANI INVESTMENT COMPANY LIMITED


                                BY:    /s/ Mhd. Nabil Al-Midani
                                       -----------------------------------------

                                NAME:  Mhd. Nabil Al-Midani
                                       -----------------------------------------

                                TITLE: Director
                                       -----------------------------------------


                                GUTRAFIN LIMITED


                                BY:    /s/ F.C. Lang
                                       -----------------------------------------

                                NAME:  F.C. Lang
                                       -----------------------------------------

                                TITLE: Senior Investment Representative
                                       -----------------------------------------


                                CHILD HEALTH INVESTMENT CORPORATION


                                BY:    /s/ Craig F. Fischer
                                       -----------------------------------------

                                NAME:  Craig F. Fischer
                                       -----------------------------------------

                                TITLE: COO
                                       -----------------------------------------

                                VAUGHN BRYSON


                                BY:    /s/ Vaughn Bryson
                                       -----------------------------------------

                                NAME:  Vaughn Bryson
                                       -----------------------------------------

                                TITLE: _________________________________________



                                FARVIEW MANAGEMENT COMPANY, L.P.


                                BY:    /s/ Judith E. Cook
                                       -----------------------------------------

                                NAME:  Judith E. Cook
                                       -----------------------------------------

                                TITLE: General Partner
                                       -----------------------------------------


                                MSP HEALTHCARE OPPORTUNITIES INVESTMENT POOL


                                BY:    /s/ F.C. Lang
                                       -----------------------------------------

                                NAME:  F.C. Lang
                                       -----------------------------------------

                                TITLE: CEO
                                       -----------------------------------------


                                ROY M. BARBEE


                                BY:_____________________________________________

                                NAME:___________________________________________

                                TITLE:__________________________________________

                                BENEFIT CAPITAL MANAGEMENT CORP. AS INVESTMENT MANAGER FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA SEPARATE ACCOUNT NO. VCA-GA-5298


                                BY:    /s/ Sue DeCarlo
                                       -----------------------------------------

                                NAME:  Sue DeCarlo
                                       -----------------------------------------

                                TITLE: Sr. VP & CEO
                                       -----------------------------------------


                                NMT NEW MEDICAL TECHNOLOGIES


                                BY:    /s/ J.F. Rejeange   /s/ J.F. Geigy
                                       -----------------------------------------

                                NAME:  J.F. Rejeange      J.F. Geigy
                                       -----------------------------------------

                                TITLE: Attorney-In-Fact   Attorney-In-Fact
                                       -----------------------------------------


                                JAFCO CO. LTD.


                                BY:    /s/ Mitsumasa Murase
                                       -----------------------------------------

                                NAME:  Mitsumasa Murase
                                       -----------------------------------------

                                TITLE: President
                                       -----------------------------------------


                                JAFCO R-3 INVESTMENT ENTERPRISE PARTNERSHIP


                                BY:    /s/ Mitsumasa Murase
                                       -----------------------------------------

                                NAME:  Mitsumasa Murase
                                       -----------------------------------------

                                TITLE: President, Its Executive Partner
                                       -----------------------------------------

                                JAFCO JS-3 INVESTMENT ENTERPRISE PARTNERSHIP


                                BY:    /s/ Mitsumasa Murase
                                       -----------------------------------------

                                NAME:  Mitsumasa Murase
                                       -----------------------------------------

                                TITLE: President, Its Executive Partner
                                       -----------------------------------------


                                JAFCO G-6(A)


                                BY:    /s/ Mitsumasa Murase
                                       -----------------------------------------

                                NAME:  Mitsumasa Murase
                                       -----------------------------------------

                                TITLE: President, Its Executive Partner
                                       -----------------------------------------


                                JAFCO G-6(B)


                                BY:    /s/ Mitsumasa Murase
                                       -----------------------------------------

                                NAME:  Mitsumasa Murase
                                       -----------------------------------------

                                TITLE: President, Its Executive Partner
                                       -----------------------------------------


                                JAFCO G-7(A)


                                BY:    /s/ Mitsumasa Murase
                                       -----------------------------------------

                                NAME:  Mitsumasa Murase
                                       -----------------------------------------

                                TITLE: President, Its Executive Partner
                                       -----------------------------------------

                                JAFCO G-7(B)


                                BY:    /s/ Mitsumasa Murase
                                       -----------------------------------------

                                NAME:  Mitsumasa Murase
                                       -----------------------------------------

                                TITLE: President, Its Executive Partner
                                       -----------------------------------------


                                FUJIGIN CAPITAL CO.


                                BY:    /s/ Osami Kita
                                       -----------------------------------------

                                NAME:  Osami Kita
                                       -----------------------------------------

                                TITLE: President
                                       -----------------------------------------


                                CURRAN PARTNERS, L.P.


                                BY:    /s/ John P. Curran
                                       -----------------------------------------

                                NAME:  John P. Curran
                                       -----------------------------------------

                                TITLE: General Partner
                                       -----------------------------------------


                                DELAWARE CHARTER AND TRUST, JOHN P. CURRAN, IRA


                                BY:    /s/ John P. Curran
                                       -----------------------------------------

                                NAME:  John P. Curran
                                       -----------------------------------------

                                TITLE: Owner
                                       -----------------------------------------

                                INTERWEST PARTNERS VII, L.P.
                                INTERWEST INVESTORS VII, L.P.

                                BY: InterWest Management Partners VII, LLC, their General Partner

                                BY:    /s/ Rodney A. Ferguson
                                       -----------------------------------------
                                       Venture Member


                                GC&H INVESTMENTS


                                BY:    /s/ John L. Cardoza
                                       -----------------------------------------

                                NAME:  John L. Cardoza
                                       -----------------------------------------

                                TITLE: Executive Partner
                                       -----------------------------------------


                                GENENTECH, INC


                                BY:    /s/ Arthur D. Levinson
                                       -----------------------------------------

                                NAME:  Arthur D. Levinson, Ph.D.
                                       -----------------------------------------

                                TITLE: President and Chairman of the Board
                                       -----------------------------------------

                      SCHEDULE 1 - SCHEDULE OF INVESTORS
                      ----------------------------------


         SERIES A INVESTORS
         ------------------


         DOMAIN PARTNERS III, L.P.
         One Palmer Square
         Suite 515
         Princeton, NJ 08542
         Attention: Jesse I. Treu, Partner
         Fax: (609) 683-9789

         DP III ASSOCIATES, L.P.
         One Palmer Square
         Suite 515
         Princeton, NJ 08542
         Attention: Jesse I. Treu, Partner
         Fax: (609) 683-9789

         OLD COURT LIMITED AS NOMINEE OF
         BIOTECHNOLOGY INVESTMENTS LIMITED
         St. Peter Port House
         Sausmarez Street
         St. Peter Port, Guernsey
         Channel Islands

         with a copy to:
         Domain Partners
         One Palmer Square
         Suite 515
         Princeton, NJ
         Fax: (609) 683-9789

         ALTA V LIMITED PARTNERSHIP
         c/o Burr, Egan Deleage and Co.
         One Post Office Square, Suite 3800
         Boston, MA 02110
         Attention: Eileen McCarthy
         Fax: (617) 482-1944

         CUSTOMS HOUSE PARTNERS
         c/o Burr, Egan Deleage and Co.
         One Post Office Square, Suite 3800
         Boston, MA 02110
         Attention: Eileen McCarthy
         Fax: (617) 482-1944

         MSP II CO-INVESTMENT L.P.
         161 Worcester Road, Suite 301
         Framingham, MA 01701
         Attention: Joseph Lovett
         General Partner and Joseph Lovett,
         General Partner
         Fax: (508) 620-9251

         LANDMARK EQUITY PARTNERS V, L.P.
         760 Hopmeadow Street
         Simsbury, CT 06070
         Attention: Anthony J. Rosigno

         LANDMARK SECONDARY PARTNERS, L.P.
         760 Hopmeadow Street
         Simsbury, CT 06070
         Attention: Anthony J. Rosigno

         ACTA FINANCE
         Avenue Montbenon 2
         Lausanne, Switzerland 1003
         Attention: Georges Muller
         Fax: 011-41-21-320-7454

         ALIMENTARIA INTERNATIONAL, INC.
         Avenue Montbenon 2
         Lausanne, Switzerland 1003
         Attention: Georges Muller
         Fax: 011-41-21-320-7454

         VIKING MEDICAL VENTURES LIMITED
         8 Queensway House
         Queen Street
         St. Helier, Jersey JE24WD
         Attention: Michael Edmonds, Director
         Fax: 011-44-534-69770

         INTERSOUTH PARTNERS III L.P.
         3211 Shannon Road, Suite 610
         Durham, N.C. 27707
         Attention: Dennis J. Dougherty, General Partner
         Fax: (919) 493-6649

         COMDISCO, INC.
         6111 North River Road
         Rosemont, IL 60018
         Attention: Jill Hanses
         Fax: 847-518-5465

         MEDICAL SCIENCE PARTNERS II, L.P.
         161 Worcester Road, Suite 301
         Framingham, MA 01701
         Attention: Joseph Lovett
         Fax: (508) 620-9251


         SERIES B INVESTORS
         ------------------

         UEMCO XI LIMITED PARTNERSHIP
         c/o Joseph Lovett
         c/o Medical Science Partners
         161 Worcester Road, Suite 301
         Framingham, MA 01701
         Fax: (508) 620-9251

         EAGLE CONSTELLATION FUND LTD.
         c/o Joseph Lovett
         c/o Medical Science Partners
         161 Worcester Road, Suite 301
         Framingham, MA 01701
         Fax: (508) 620-9251

         BEACON HILL FINANCIAL
         c/o Mr. Jim O'Brien
         19 Elm Street
         Cohasset, MA 02025

         INTERSOUTH PARTNERS III L.P.
         One Copley Parkway Suite 101
         Morrisville, North Carolina 27560
         Attention: Dennis J. Dougherty,
         General Partner
         Fax: (919) 544-6645

         COMDISCO, INC.
         6111 North River Road
         Rosemont, IL 60018
         Attention: Jill Hanses
         Fax: 847-518-5465

         NORAM TRUST
         c/o James P. Conroy
         c/o Windels, Marx, Davies & Ives
         56 West 56/th/ Street
         New York N.Y. 10019

         AL-MIDANI INVESTMENT COMPANY LIMITED
         P.O. Box 40761
         Riyadh, Saudi Arabia 11511
         Attn: Mr. Nabil Al-Midani
         (registered office: P.O. Box 1111, Grand Cayman
         Cayman Islands, B.W.I.)

         CHILD HEALTH INVESTMENT CORPORATION
         6803 West 64/th/ Street
         Shawnee Mission, KS 66202
         Attention: Craig Fischer
         Fax: 913-262-1575

         VAUGHN BRYSON
         Life Science Advisors, Inc.
         7225 Woodland Drive
         Suite 230
         Indianapolis, IN 46278

         ROY M. BARBEE
         Life Science Advisors, Inc.
         7225 Woodland Drive
         Suite 230
         Indianapolis, IN 46278

         FARVIEW MANAGEMENT COMPANY, L.P.
         26 Timber Park Drive
         Black Mountain, N.C. 28711
         Attention: Joseph Cook, Jr., General Partner

         MSP HEALTHCARE OPPORTUNITIES INVESTMENT POOL
         c/o Gutrafin
         40 Egerton Crescent
         London, SW3 2EB
         UNITED KINGDOM
         Attention: Francis Lang
         Fax: 011-71-823-7046

         MEDICAL SCIENCE II CO-INVESTMENT L.P.
         c/o Medical Science Partners
         161 Worcester Road, Suite 301
         Framingham, MA 01701
         Attention: Joseph Lovett
         Fax: (508) 620-9251

         BENEFIT CAPITAL MANAGEMENT CORP. AS
         INVESTMENT MANAGER FOR THE PRUDENTIAL
         INSURANCE COMPANY OF AMERICA
         SEPARATE ACCOUNT NO. VCA-GA-5298
         34 Old Ridgebury Road
         Danbury, CT 06817
         Attention: Susan DeCarlo

         NMT NEW MEDICAL TECHNOLOGIES
         Innovation Center
         Gewerbestrasse 18
         Allschwil, CH-4123
         SWITZERLAND
         Attention: Lucas Alioth

         JAFCO CO. LTD.
         Tekko Building, 1-8-2 Marunouchi,
         Chiyoda-ku, Tokyo
         JAPAN 100
         Attention: Mitsumasa Murase, President

         JAFCO R-3 INVESTMENT ENTERPRISE PARTNERSHIP
         Tekko Building, 1-8-2 Marunouchi,
         Chiyoda-ku, Tokyo
         JAPAN 100
         Attention: Mitsumasa Murase, President

         JAFCO JS-3 INVESTMENT ENTERPRISE PARTNERSHIP
         Tekko Building, 1-8-2 Marunouchi,
         Chiyoda-ku, Tokyo
         JAPAN 100
         Attention: Mitsumasa Murase, President

         JAFCO G-6(A)
         Tekko Building, 1-8-2 Marunouchi,
         Chiyoda-ku, Tokyo
         JAPAN 100
         Attention: Mitsumasa Murase, President

         JAFCO G-6(B)
         Tekko Building, 1-8-2 Marunouchi,
         Chiyoda-ku, Tokyo
         JAPAN 100
         Attention: Mitsumasa Murase, President

         JAFCO G-7(A)
         Tekko Building, 1-8-2 Marunouchi,
         Chiyoda-ku, Tokyo
         JAPAN 100
         Attention: Mitsumasa Murase, President

         JAFCO G-7(B)
         Tekko Building, 1-8-2 Marunouchi,
         Chiyoda-ku, Tokyo
         JAPAN 100
         Attention: Mitsumasa Murase, President

         FUJIGIN CAPITAL CO.
         Central Plaza Building
         4/th/ Floor
         1-1 Kaguragasi, Shinjuku-ku
         Tokyo, 162
         JAPAN
         Attention: Kazuko Murata

         DOMAIN PARTNERS III, L.P.
         One Palmer Square
         Suite 515
         Princeton, NJ 08542
         Attention: Jesse I. Treu, Partner
         Fax: (609) 683-9789

         DP III ASSOCIATES, L.P.
         One Palmer Square
         Suite 515
         Princeton, NJ 08542
         Attention: Jesse I. Treu, Partner
         Fax: (609) 683-9789

         OLD COURT LIMITED AS NOMINEE OF
         BIOTECHNOLOGY INVESTMENTS LIMITED
         St. Peter Port House
         Sausmarez Street
         St. Peter Port, Guernesy
         Channel Islands

         with a copy to:
         Domain Partners
         One Palmer Square
         Suite 515
         Princeton, NJ
         Fax: (609) 683-9789

         ALIMENTARIA INTERNATIONAL, INC.
         Avenue Montbenon 2
         Lausanne, Switzerland 1003
         Attention: Georges Muller
         Fax: 011-41-21-320-7454

         VIKING MEDICAL VENTURES LIMITED
         8 Queensway House
         Queen Street
         St. Helier, Jersey JE24WD
         Attention: Michael Edmonds, Director
         Fax: 011-44-534-69770

         ALTA V LIMITED PARTNERSHIP
         c/o Burr, Egan Deleage and Co.
         One Post Office Square, Suite 3800
         Boston, MA 02110
         Attention: Eileen McCarthy
         Fax: (617) 482-1944

         CUSTOMS HOUSE PARTNERS
         c/o Burr, Egan Deleage and Co.
         One Post Office Square, Suite 3800
         Boston, MA 02110
         Attention: Eileen McCarthy
         Fax: (617) 482-1944

         MEDICAL SCIENCE PARTNERS II, L.P.
         161 Worcester Road, Suite 301
         Framingham, MA 01701
         Attention: Joseph Lovett
         Fax: (508) 620-9251


         SERIES E INVESTORS
         ------------------

         DOMAIN PARTNERS III, L.P.
         One Palmer Square
         Suite 515
         Princeton, NJ 08542
         Attention: Jesse I. Treu, Partner
         Fax: (609) 683-9789

         OLD COURT LIMITED AS NOMINEE OF
         BIOTECHNOLOGY INVESTMENTS LIMITED
         St. Peter Port House
         Sausmarez Street
         St. Peter Port, Guernesy
         Channel Islands

         with a copy to:
         Domain Partners
         One Palmer Square
         Suite 515
         Princeton, NJ
         Fax: (609) 683-9789

         FARVIEW MANAGEMENT COMPANY, L.P.
         26 Timber Park Drive
         Black Mountain, N.C. 28711
         Attention: Joseph Cook, Jr., General Partner

         BENEFIT CAPITAL MANAGEMENT CORP. AS
         INVESTMENT MANAGER FOR THE PRUDENTIAL
         INSURANCE COMPANY OF AMERICA
         SEPARATE ACCOUNT NO. VCA-GA-5298
         34 Old Ridgebury Road
         Danbury, CT 06817
         Attention: Susan DeCarlo

         CUSTOMS HOUSE PARTNERS
         c/o Burr, Egan Deleage and Co.
         One Post Office Square, Suite 3800
         Boston, MA 02110
         Attention: Eileen McCarthy
         Fax: (617) 482-1944

         NMT NEW MEDICAL TECHNOLOGIES
         Innovation Center
         Gewerbestrasse 18
         Allschwil, CH-4123
         SWITZERLAND
         Attention: Lucas Alioth

         NORAM TRUST
         c/o James P. Conroy
         c/o Windels, Marx, Davies & Ives
         56 West 56/th/ Street
         New York N.Y. 10019

         AL-MIDANI INVESTMENT COMPANY LIMITED
         P.O. Box 40761
         Riyadh, Saudi Arabia  11511
         Attn: Mr. Nabil Al-Midani
         (registered office: P.O. Box 1111, Grand Cayman
         Cayman Islands, B.W.I.)

         ALTA V LIMITED PARTNERSHIP
         c/o Burr, Egan Deleage and Co.
         One Post Office Square, Suite 3800
         Boston, MA 02110
         Attention: Eileen McCarthy
         Fax: (617) 482-1944

         GUTRAFIN LIMITED
         MSP Healthcare Opportunities
         Investment Pool, c/o Gutrafin

         40 Egerton Crescent
         London, SW3 2EB
         UNITED KINGDOM
         Attention: Francis Lang

         CURRAN PARTNERS, L.P.
         Curran Capital
         237 Park Avenue, Suite 900
         New York, N.Y. 10017
         Attention: John Curran

         DELAWARE CHARTER AND TRUST,
         JOHN P. CURRAN, IRA
         237 Park Avenue, Suite 900
         New York, N.Y. 10017
         Attention: John Curran

         InterWest Partners VII, L.P.
         3000 Sand Hill Road
         Building 3, Suite 255
         Menlo Park, California 94025
         Attention: Rodney Ferguson
         Fax: (650) 854-4706

         InterWest Investors VII, L.P.
         3000 Sand Hill Road
         Building 3, Suite 255
         Menlo Park, California 94025
         Attention: Rodney Ferguson
         Fax: (650) 854-4706

         GC&H Investments
         c/o John Cardoza
         One Maritime Plaza
         20th Floor
         San Francisco, CA 94111
         Fax: (415) 951-3699

         SERIES G INVESTOR
         -----------------

         Genentech, Inc.
         1 DNA Way
         South San Francisco, California 94808
         Attention: Corporate Secretary
         Facsimile No.: (650) 952-9881